SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (date of earliest event reported): December 10, 2002
                                                       (December 10, 2002)

                      Furniture Brands International, Inc.
               (Exact name of Registrant as specified in charter)


           Delaware                     I-91                    43-0337683
------------------------------   -------------------    -----------------------
   (State of Incorporation)          (Commission              (IRS Employer
                                      File Number)       Identification Number)




                101 South Hanley Road, St. Louis, Missouri 63105
                    (Address of principal executive offices)




                                 (314) 863-1100
                    -----------------------------------------
                         (Registrant's telephone number)

Item 5. Other Matters

     The Company reaffirmed its previous guidance of fourth quarter earnings per share in the $0.50 to $0.55 range on a diluted basis and reiterated its previously stated expectation of $2.09 to $2.14 per common share for the full year.

Item 7. Financial Statements and Exhibits

     (c)  Exhibit

          99   Press Release, dated December 10, 2002

                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    Furniture Brands International, Inc.




                                 By:   /s/  Steven W, Alstadt
                                       ---------------------------------
                                       Steven W. Alstadt
                                       Controller and Chief Accounting Officer





Dated: December 10, 2002

INFORMATION

FOR IMMEDIATE RELEASE






                FURNITURE BRANDS INTERNATIONAL REAFFIRMS GUIDANCE
                    FOR THE FOURTH QUARTER AND FULL YEAR 2002


St. Louis,  Missouri,  December 10, 2002 - Furniture Brands International (NYSE:
FBN), reaffirmed its previous guidance of fourth quarter earnings per share in the $0.50 to $0.55 range on a diluted basis.

W.G. (Mickey) Holliman, Chairman, President and Chief Executive Officer, said, "Business conditions are as we expected when we issued our previous guidance on October 23. Business at Broyhill and Lane remains comparatively strong. Business at Thomasville, Drexel Heritage, Henredon and Maitland-Smith remains comparatively soft and shows no signs of a recovery that would impact earnings in 2002."

"With respect to the full year, we also reiterate our previously stated expectation of $2.09 to $2.14 per common share." Mr. Holliman concluded, "We will report the final results of the fourth quarter and full year on January 22, 2003."

Furniture Brands International is America's largest home furnishings manufacturer, manufacturing and sourcing its products under six of the best-known brand names in the industry - Broyhill, Lane, Thomasville, Henredon, Drexel Heritage and Maitland-Smith. The company markets its products across a broad spectrum of price categories and distributes its products through an extensive system of independently owned national, regional and local retailers.

This release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the company's expected earnings per share, the prospects for the overall business environment, and other statements containing the words "expects," "anticipates," "estimates," "believes," and words of similar import. The company cautions investors that any such forward-looking statements are not guarantees of future performance and that certain factors may cause actual results to differ materially from those in the forward-looking statements. Such factors may include: overall business and economic conditions and growth in the furniture industry; changes in customer spending patterns and demand for home furnishings; competitive factors, such as design and marketing efforts by other furniture manufacturers; pricing pressures; success of the marketing efforts of retailers and the prospects for further customer failures; the company's success in furniture design and manufacture; the effects of manufacturing realignments and cost savings programs; and other risk factors listed from time to time in the company's public releases and SEC reports, including but not limited to the most recent reports on Forms 10-Q and 10-K. The company also cautions investors that our forecast for the fourth quarter and the year 2002 represents our outlook only as of this date, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.